77Q1(a)


Articles of Amendment of American Century World
Mutual Funds, Inc., dated March 14, 2017 (filed electronically as Exhibit a37 to Post-Effective
Amendment No. 71 to the Registration Statement of the Registrant on April 7, 2017, File No. 33-39242, and incorporated herein by reference).